Exhibit 10.3

BANDWIDTH.COM, INC.

2001 STOCK OPTION PLAN

1. Purpose

The Bandwidth.com, Inc. 2001 Stock Option Plan (the “Plan”) is established to advance the interests of the Company’s stockholders by creating an incentive for, and enhancing the Company’s ability to attract, retain and motivate key employees, directors and consultants or advisors of Bandwidth.com, Inc. and any successor corporations thereto (collectively, the “Company”) and any present or future parent and/or subsidiary corporations of such corporation (as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”)) (all of whom, along with the Company, sometimes being individually referred to as a “Participating Company” and collectively referred to as the “Participating Company Group”) by providing such individuals with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such individuals with those of the Company’s stockholders.

2. Eligibility

Individuals eligible to be granted Options (as hereinafter defined) under the Plan include any Participating Company’s employees and directors and any other individual whom the Board of Directors of the Company (the “Board”) determines is eligible under the Plan. Any individual who has been granted an Option under the Plan shall be deemed a “Participant.” The Board, in its sole discretion, shall determine which individuals shall be granted Options under the Plan. A director of a Participating Company shall be eligible to be granted an Incentive Stock Option (as hereinafter defined) only if the director is also an employee of a Participating Company. A consultant or advisor to a Participating Company or a non-employee director of a Participating Company shall be eligible to be granted only Options other than Incentive Stock Options.

3. Administration.

(a) Board of Directors. The Plan shall be administered by the Board and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, other than the power to terminate or amend the Plan as provided in Section 8(g) hereof, subject to the terms of the Plan and any applicable limitations imposed by law. The Board shall have the authority to grant Options and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement (as hereinafter defined) in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No member of the Board shall be liable for any action or determination relating to the Plan. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all individuals having or claiming any interest in the Plan or in any Option. No individual acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

(b) Company. The Chief Executive Officer or the President of the Company (or, in their absence, the Board) shall have the authority to act on behalf of the Company with respect to any matter, right, obligation or election which is the responsibility of or which is allocated to the Company herein.

4. Stock Available For Options

(a) Number of Shares. Subject to adjustment under Section 4(b), Options may be granted under the Plan for up to a maximum of One Hundred Eleven Thousand One Hundred Eleven (111,111) shares of the Company’s Class A Voting Common Stock, $0.001 par value per share (the “Class A Stock”). If any Option expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Class A Stock not being issued, the unused Class A Stock covered by such Option shall again be available for the grant of Options under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code.

(b) Adjustments to Class A Stock. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Class A Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, and (ii) the number and class of security and exercise price per share subject to each outstanding Option shall be appropriately adjusted by the Company (or substituted Options may be granted, if applicable) to the extent the Board determines, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 4(b) applies and Section 7 also applies to any event, Section 7 shall be applicable to such event, and this Section 4(b) shall not be applicable.

(c) Rule 701. It is intended that the Plan shall constitute a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act of 1933, as amended (“Rule 701”), and that the Plan shall otherwise be administered in compliance with the requirements of Rule 701. To ensure such compliance, the Board shall maintain a record of shares subject to outstanding Options under the Plan and the exercise price of such Options, plus a record of all shares of Class A Stock issued upon the exercise of such Options and the exercise price of such Options.

5. Stock Options

(a) General. The Board may grant to eligible persons options to purchase Class A Stock (each, an “Option”) and determine the number of shares of Class A Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it deems necessary or advisable. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonqualified Stock Option.” All Options shall be evidenced by a written award agreement substantially in the form of the nonqualified stock option agreement attached hereto as Exhibit A or the incentive stock option agreement attached hereto as Exhibit B, as applicable, both of which are incorporated herein by reference (the “Option Agreements”) or such other form as shall be approved by the Board consistent with the terms of this Plan.

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(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Code Section 422 (an “Incentive Stock Option”) shall only be granted to employees of Participating Companies and shall be subject to and construed consistently with the requirements of Code Section 422. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

(c) Exercise Price. The Board shall establish, in its sole discretion, the exercise price at the time each Option is granted and specify it in the applicable Option Agreement; provided, however, that (i) the exercise price per share of Class A Stock for an Incentive Stock Option shall be not less than the fair market value of a share of Class A Stock on the date of grant of such Incentive Stock Option, as determined by the Board in good faith (the “Fair Market Value”), and (ii) the exercise price per share of Class A Stock for an Incentive Stock Option granted to a Participant who at the time the Incentive Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Code Section 422(b)(6) (a “Ten Percent Owner Participant”) shall be not less than one hundred ten percent (110%) of the Fair Market Value. Notwithstanding the foregoing, an Incentive Stock Option may be granted by the Board in its discretion with an exercise price lower than the minimum exercise price set forth above if such Incentive Stock Option is granted pursuant to an assumption of or substitution for another Option in a manner qualifying under the provisions of Code Section 424(a). Nothing hereinabove shall require that any assumption or modification will result in the Option having the same characteristics, attributes or tax treatment as the Option for which it is substituted.

(d) $100,000 Limitation. The aggregate Fair Market Value, determined as of the date on which an Incentive Stock Option is granted, of the shares of Class A Stock with respect to which Incentive Stock Options (determined without regard to this Section 5(d)) are first exercisable during any calendar year (under this Plan or under any other plan of the Participating Company Group) by any Participant shall not exceed $100,000. If such limitation would be exceeded with respect to a Participant for a calendar year, the Incentive Stock Option shall be deemed a Nonqualified Stock Option to the extent of such excess.

(e) Time for Granting Incentive Stock Options. All Incentive Stock Options must be granted, if at all, within ten years from the earlier of the date the Plan is adopted by the Board or the date the stockholders of the Company duly approve the Plan.

(f) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as are specified in this Plan and in the applicable Option Agreement; provided, however, that (i) no Option issued to a Participant who is a Participating Company employee shall be exercisable after the Participant voluntarily terminates his or her employment with the Participating Company Group, unless the Participant terminates employment on account of retirement after attainment of age sixty-five (65) or on account of Participant’s disability (within the meaning of Code Section 22(c)(3)); (ii) no Incentive Stock Option shall be exercisable after the expiration of ten years after the date such Incentive Stock Option is granted; (iii) no Incentive Stock Option granted to a Ten Percent Owner Participant shall be exercisable after the expiration of five years after the date such Incentive Stock Option is granted; (iv) no Option issued to a Participant who is a Participating Company employee shall be exercisable after the date the Participant’s employment with the Participating Company is terminated with cause (as defined in the applicable Option Agreement); and (v) no Incentive

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Stock Option shall be exercisable after the expiration of three months after the date on which the Participant terminates employment with the Participating Company Group, unless the Participant’s employment with the Participating Company Group shall have terminated as a result of the Participant’s death or disability (within the meaning of Code Section 22(c)(3)), in which event the Option shall terminate, and cease to be exercisable no later than twelve months from the date on which the Participant’s employment terminated. For this purpose, a Participant’s employment shall be deemed to have terminated on account of death if the Participant dies within three months following the Participant’s termination of employment.

(g) Vesting Schedule. Unless otherwise specified in the applicable Option Agreement, each Option granted to an employee or director of the Company or a Participating Company under this Plan shall become vested and first exercisable by the Participant in accordance with the schedule set forth below:

Participant’s Years of Service	Percentage of Shares with Respect to which Option is Vested
1	20%
2	40%
3	60%
4	80%
5	100%

Unless otherwise provided in the applicable Option Agreement, an Option granted to a person other than an employee or director of the Company or a Participating Company under this Plan shall be fully vested when granted.

For vesting purposes, a “year of service” means a twelve consecutive month period of continuous service by a Participant as an employee or director of a Participating Company. The initial computation period in determining a Participant’s vesting percentage is the first twelve consecutive month period of continuous service by the Participant measured from the date the Option is granted, or from such other date specified in the applicable Option Agreement. Except as otherwise provided in the applicable Option Agreement, service prior to the Option grant date shall be disregarded. For vesting purposes, continuous service with the Company shall include a leave of absence that is approved by the Company as well as leave taken under the Family and Medical Leave Act of 1993.

(h) Exercise of Options. Subject to the provisions of this Plan and the applicable Option Agreement, vested Options may be exercised on the last business day of any calendar quarter or on any other day specified in Section 7 hereof (the “Exercise Date”) by delivery to the Company of at least thirty (30) days’ prior written notice of exercise signed by the Participant. The Company in its discretion and on a case by case basis may establish additional Exercise Dates or waive in whole or in part the advance notice requirement. Unless otherwise provided in the applicable Option Agreement, as a condition to the exercise of any Option under this Plan the Participant shall be required to execute (1) a buy-sell agreement (the “Buy-Sell Agreement”) providing, inter alia, that shares of Class A Stock purchased under this Plan are subject to the Company’s repurchase, bring-along and other similar rights, and (2) a separate non-disclosure, non-competition and intellectual property agreement in the form specified by the Company.

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(i) Payment Upon Exercise. On the Exercise Date, the Participant shall pay for Class A Stock purchased upon the exercise of an Option granted under the Plan as follows:

(1) by delivery to the Company of the exercise price in cash or by certified check, payable to the order of the Company;

(2) to the extent permitted by the Company at the time of exercise, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a certified check sufficient to pay the exercise price;

(3) to the extent expressly permitted in an Option Agreement, by delivery of shares of Class A Stock owned by the Participant with an aggregate Fair Market Value equal to the exercise price, which Class A Stock was owned by the Participant at least six months prior to such delivery;

(4) to the extent permitted by the Company at the time of exercise and further to the extent permitted by applicable law, by delivery of a promissory note of the Participant to the Company with a face amount equal to the exercise price, and secured by valuable collateral acceptable to the Company and on such other terms as determined by the Company, or by payment of such other lawful consideration as the Company may determine; or

(5) subject to the limitations expressed above, any combination of the above-permitted forms of payment.

6. General Provisions Applicable to Options

(a) Transferability of Options. Except as the Board may otherwise provide in an Option Agreement, Options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the individual to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the lifetime of the Participant, an Option shall be exercisable only by the Participant.

(b) Board and Company Discretion. Except as otherwise provided by the Plan, each type of Option may be granted alone or in addition or in relation to any other type of Option. The terms of each type of Option need not be identical. In the exercise of any discretion provided to the Board or the Company under the terms of the Plan or an Option Agreement, the Board and the Company shall not be required to treat Participants uniformly.

(c) Termination of Status. The Board shall in its discretion determine the effect on an Option of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which the Participant, the Participant’s legal representative, conservator, guardian or designated beneficiary may exercise rights under the Option.

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(d) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Options granted to such Participant (including but not necessarily limited to federal, state or local income and employment taxes) no later than the date of the event creating the tax liability. The Company may allow Participants to satisfy such tax obligations in whole or in part in shares of Class A Stock, including shares retained from the Option creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(e) Amendment of Option. The Board may amend, modify or terminate any outstanding Option, including but not limited to, substituting therefor another Option of the same or a different type, changing the Exercise Date, and converting an Incentive Stock Option to a Nonqualified Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant. Notwithstanding the foregoing, the Board may amend an Option without the Participant’s consent to the extent the Board determines that the amendment is necessary to comply with applicable provisions of state or federal securities laws or regulations, or to preserve pooling treatment for accounting purposes in a Transfer of Control.

(f) Conditions on Delivery of Stock. The Company shall not be obligated to deliver any shares of Class A Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Option have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable securities exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

7. Transfer of Control.

Upon a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets or stock of the Company are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold at least a majority of the voting power of the surviving corporation) (a “Transfer of Control”), then any unexercisable portion of an outstanding Option shall become immediately exercisable as of a date prior to the Transfer of Control, which date shall be determined by the Board. The exercise of any Option that was permissible solely by reason of this Section 7 shall be conditioned upon the consummation of the Transfer of Control. The Board may further elect, in its sole discretion, to provide that any Options which become exercisable solely by reason of the Section 7 and which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control. Notwithstanding the foregoing, an outstanding Option shall not so accelerate if and to the extent (i) such Option is, in connection with a Transfer of Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option at the time of such

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Transfer of Control and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option or (iii) the acceleration of such Option is subject to other limitations imposed by the Board at the time of the grant of the Option. The determination of option comparability under clause (i) shall be made by the Board, and its determination shall be final, binding and conclusive.

The Board may grant Options under the Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of a Participating Company as a result of a merger or consolidation of the employing corporation with the Participating Company or the acquisition by the Participating Company of property or stock of the employing corporation. The substitute Options shall be granted on such terms and conditions as the Board considers appropriate under the circumstances.

8. Miscellaneous

(a) No Right to Employment or Other Status. No individual shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any Participating Company. The Company and any Participating Company expressly reserve the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option Agreement.

(b) No Rights as Stockholder. Subject to the provisions of the applicable Option Agreement, no Participant shall have any right as a stockholder with respect to any shares of Class A Stock to be distributed with respect to an Option until becoming the record holder of such shares. If the transfer or redistribution of shares of Class A Stock is restricted pursuant to applicable securities laws or any agreement binding on a Participant, certificates representing such shares of Class A Stock may bear a legend referring to such restrictions.

(c) No Rights. Except as hereinabove expressly provided in Sections 4 and 7, no Participant shall have any rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class A Stock subject to any Option granted hereunder. The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

(d) Subject to Law. The Plan and the grant of Options hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any United States government or regulatory agency, including any securities exchange or similar entity, as may be required.

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(e) Severability. If any provision of this Plan or an Option Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any agreement evidencing an Option under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws or, if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the agreement, it shall be stricken and the remainder of the Plan or the agreement shall remain in full force and effect.

(f) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Incentive Stock Option granted to a Participant shall be effective unless the Plan has been approved by the Company’s stockholders within 12 months of the Plan’s adoption date. No Options shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Options previously granted may extend beyond that date.

(g) Termination or Amendment of Plan. The Company may at any time terminate this Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided that no such termination or amendment shall adversely affect or impair any then outstanding Option without the consent of the person holding such Option, and provided further that any increase in the number of shares of Class A Stock covered by the Plan (other than an increase pursuant to Section 4(b) above) shall be subject to the approval of the Company’s stockholders.

(h) Reservation of Class A Stock. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of Class A Stock as shall be sufficient to satisfy the requirements of the Plan.

(i) Stockholder Approval. For purposes of this Plan, stockholder approval shall mean approval by a vote of the stockholders in accordance with the requirements of Code Section 422.

(j) Governing Law. The provisions of the Plan and all Options made hereunder shall be governed by and interpreted in accordance with the laws of the State of North Carolina, without regard to any applicable conflicts of law.

Adopted by the Board of Directors on _________________________

Approved by the stockholders of the Company on __________________

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EXHIBIT A

THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN (OR WILL BE) ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

BANDWIDTH.COM, INC. NONQUALIFIED STOCK OPTION AGREEMENT

Bandwidth.com, Inc. (the “Company”) hereby grants to the Participant named below an option (the “Option”) to purchase the Number of Option Shares specified below pursuant to the Bandwidth.com, Inc. 2001 Stock Option Plan, in the manner and subject to the provisions of this Option Agreement.

1.	Definitions:

(a)	“Code” shall mean the Internal Revenue Code of 1986, as amended (all citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

(b)	“Company” shall mean Bandwidth.com, Inc., a Delaware corporation, and any successor corporation thereto.

(c)	“Date of Option Grant” shall mean .

(d)	“Disability” shall mean disability within the meaning of Code Section 22(e)(3), as determined by the Board in its discretion.

(e)	“Exercise Date” shall mean the last business day of any calendar quarter or any other date as of which the Option may be exercised pursuant to Sections 5 or 7 of the Plan. The Company in its discretion and on a case by case basis may establish additional Exercise Dates.

(f)	“Exercise Price” shall mean per share as adjusted from time to time pursuant to Section 4(b) of the Plan.

(g)	“Number of Option Shares” shall mean shares of Class A Voting Common Stock of the Company (the “Class A Stock”) as adjusted from time to time pursuant to Section 4(b) of the Plan.

(h)	“Option Term Date” shall mean the date ten (10) years after the Date of Option Grant.

(i)	“Participant” shall mean .

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(j)	“Plan” shall mean the Bandwidth.com, Inc. 2001 Stock Option Plan.

Other capitalized terms used herein and without definition shall have the meanings ascribed to such terms in the Plan.

2.	Nonqualified Stock Option. This Option is intended to be a nonqualified stock option. The Participant should consult with the Participant’s own tax advisors regarding the tax effects of this Option.

3.	Exercise of the Option.

(a)	Right to Exercise. The Option shall be vest and become exercisable as follows from and after , 200___ (the “Commencement Date”) so long as the Participant’s employment with the Participating Company Group has not terminated for any reason prior to any applicable vesting date:

(i)	On the first anniversary of the Commencement Date, the Option will vest with respect to 33.33% of the Number of Option Shares, rounded to the next highest whole number of Number of Option Shares; and

(ii)	On the second anniversary of the Commencement Date, the Option will vest with respect to 33.33% of the Number of Option Shares, rounded to the next highest whole number of Number of Option Shares; and

(iii)	On the third anniversary of the Commencement Date, the Option will vest with respect to 33.34% of the Number of Option Shares, rounded to the next highest whole number of Number of Option Shares.

In addition, this Option shall become vested upon a Transfer of Control of the Company in accordance with (and subject to) Section 7 of the Plan. To the extent vested, the Option shall be exercisable from time to time until termination as provided in paragraph 5 below. The initial computation period in determining the Participant’s vesting under this Option Agreement shall be the first twelve consecutive month period of continuous service by the Participant measured from the Date of Option Grant.

(b)

Time and Method of Exercise. Subject to the provisions of the Plan and this Option Agreement, vested Options may be exercised on any Exercise Date by delivery to the Company of at least thirty (30) days’ prior written notice in the form of Exhibit I attached hereto. Such notice must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Participant’s investment intent with respect to such shares as may be required by the Company. The written notice must be signed by the Participant and delivered in person or by certified or registered mail, return receipt requested, to the President of the Company or other authorized representative of the Participating Company Group. Exercise of the Option shall be completed on the Exercise Date by the Participant’s full payment of the Exercise Price for the number of shares being purchased, in accordance

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with the provisions of paragraph 3(c) below. Upon receipt of such payment, the Company will thereafter deliver or cause to be delivered to the Participant at the office of the Company, a certificate or certificates for the number of shares with respect to which this Option is being exercised, registered in the name or names of the individual or individuals exercising this Option; provided, however, that if any law or regulation or order of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or the Participant to take any action in connection with the shares being purchased, the delivery of the certificate or certificates for such shares shall be delayed until such action has been taken.

(c)	Form of Payment of Option Price. On the Exercise Date, the Participant shall pay for the Class A Stock being purchased by delivering to the Company the full Exercise Price in cash or certified check payable to the order of the Company, or by such other method as may be permitted pursuant to Section 5(i) of the Plan.

(d)	Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

(e)	Certificate Registration. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Participant, or, if applicable, the heirs of the Participant.

(f)	Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal and state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the “1933 Act”), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option, or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the 1933 Act.

THE PARTICIPANT IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED.

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As a condition to the exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation (or exemption therefrom) and to make any representation or warranty with respect thereto as may be requested by the Company.

(g)	Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

4.	Non-Transferability of the Option. The Option may be exercised during the Participant’s lifetime only by the Participant (except as otherwise provided in paragraph 6 below) and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

5.	Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date, (b) the last date for exercising the Option following termination of employment as described in paragraph 6 below, (c) termination of the Option by the Board on the effective date of a Transfer of Control; or (d) termination of the Option by the Board with the Participant’s consent.

6.	Termination of Employment.

(a)	Termination of the Option.

(i)	If the Participating Company Group terminates Participant’s employment other than for “Cause” (as defined below), the Option may be exercised by the Participant, to the extent unexercised and exercisable by the Participant on the date on which the Participant ceased to be an employee, within thirty (30) days after the date on which the Participant’s employment terminates (subject to earlier termination of the Option pursuant to paragraph 5 above).

(ii)	If the Participant voluntarily terminates his or her employment with the Participating Company Group on account of retirement after attainment of age sixty-five (65), the Option may be exercised by the Participant, to the extent unexercised and exercisable by the Participant on the date on which the Participant ceased to be an employee, within three (3) months after the date on which the Participant’s employment terminates (subject to earlier termination of the Option pursuant to paragraph 5 above).

(iii)

If the Participant’s employment with the Participating Company Group is terminated because of the death or Disability of the Participant, the Option may be exercised by the Participant (or the Participant’s legal representative), to the extent unexercised and exercisable by the

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Participant on the date on which the Participant ceased to be an employee, at any time prior to the expiration of twelve (12) months from the date the Participant’s employment terminated (subject to earlier termination pursuant to paragraph 5 above). The Participant’s employment shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant voluntarily terminates his or her employment with the Participating Company Group on account of retirement after attainment of age sixty-five (65) or within thirty (30) days after the Participating Company Group terminates Participant’s employment other than for “Cause.”

(iv)	If the Participant’s employment with the Participating Company is terminated for “Cause” (as defined below), the Participant shall forfeit 100% of the Option granted pursuant to this Agreement, whether or not vested or exercisable.

“Cause” for termination of the Participant’s employment shall exist in the event of (A) any act or omission by the Participant constituting a dishonest, immoral, fraudulent or illegal act or omission (if such act or omission causes the business, financial and/or tax status of a Participating Company to suffer substantial damage or such status is threatened with substantial damage by reason thereof); (B) any breach by the Participant of any contract or agreement between the Participant and a Participating Company (including, without limitation, the Buy-Sell Agreement or the Non-Disclosure Agreement); (C) the Participant’s disloyalty or continuing failure or neglect to devote his full time, energy and attention to his job with a Participating Company, except at such times when the Participant is on approved vacation; (D) acts or omissions by the Participant which constitute misconduct or negligence against a Participating Company; (E) the Participant’s failure to satisfy employment duties to the reasonable satisfaction of the Board; (F) the conviction of the Participant for a crime involving moral turpitude; (G) the Participant’s use of illegal drugs or abuse of alcohol; or (H) the Participant’s violation of any material Company policies or procedures. This Option Agreement shall be interpreted such that the Option ceases to vest on the date on which the Participant ceases to be an employee of the Participating Company Group for any reason, notwithstanding any period after such cessation of employment during which the Option may remain exercisable as provided in this paragraph 6.

(b)	Termination of Employment Defined. For purposes of this paragraph 6, the Participant’s employment shall be deemed to have terminated either upon an actual termination of employment or upon the Participant’s employer ceasing to be a Participating Company (unless the Participant immediately thereafter continues employment with another Participating Company).

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(c)	Leave of Absence. For purposes hereof, the Participant’s employment with the Participating Company Group shall not be deemed to terminate when the Participant takes any bona fide military leave, sick leave, or other leave of absence approved by a Participating Company as long as the leave does not extend beyond ninety (90) days.

(d)	Directors, Consultants and Advisors. In the event a participant is a director, con- sultant or advisor but not an employee of a Participating Company at the time the Option is granted, termination of the Participant’s status as a director, consultant or advisor shall be deemed to be termination of the Participant’s employment.

7.	Purchase for Investment. This Option is granted on the condition that the purchase of shares of Class A Stock hereunder shall be for the account of the Participant for investment purposes and not with a view to the resale or distribution thereof, except that such condition shall be inoperative if the offering and sale of such shares of Class A Stock subject to this Option is registered under the 1933 Act, or if in the opinion of the Company’s counsel such shares of Class A Stock may be resold without registration. At the time of any exercise of the Option, the Participant (or other individual or individuals exercising this Option) will execute such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Participant’s (or other such individual’s) familiarity with restrictions on the resale of the shares of Class A Stock under applicable securities laws.

8.	Additional Agreements.

(a)	Buy-Sell Agreement. In connection with the exercise of this Option in whole or in part, the Participant (or other individuals exercising this Option) shall execute and deliver to the Company a buy-sell agreement in the form of Exhibit II attached hereto (the “Buy-Sell Agreement”). The Company shall be under no obligation to honor the exercise of this Option unless and until the Participant has executed the Buy-Sell Agreement.

9.	Rights as a Stockholder or Employee.

(a)	No Rights as Stockholder. The Participant (or other individuals exercising this Option) shall have no rights as a stockholder with respect to the shares of Class A Stock subject to this Option until the exercise of the Option in accordance with this Option Agreement and the Plan.

(b)	No Right to Employment or Other Status. The grant of this Option shall not be construed as giving the Participant the right to continued employment or any other relationship with any Participating Company. The Participating Company Group expressly reserves the right at any time to dismiss or otherwise terminate its relationship with the Participant free from any liability or claim under this Option Agreement or the Plan.

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10.	Legends. The Company may at any time place legends referencing affiliate status or any applicable federal or state securities law restrictions or applicable transfer or other restrictions under the Buy-Sell Agreement on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Participant in order to effectuate the provisions of this paragraph 10. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

(a)	THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

(b)	THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, RIGHTS OF FIRST REFUSAL AND OTHER RESTRICTIONS OR RIGHTS IN FAVOR OF THE COMPANY OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

11.	Initial Public Offering. The Participant hereby agrees that in the event of an initial public offering of stock made by the Company, the Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty days from the effective date of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered under the 1933 Act.

12.	Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

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13.	Amendment of Option. The Board may amend or modify this Option, including but not limited to, substituting therefor another Option of the same or a different type and changing the date of exercise, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant. Notwithstanding the foregoing, the Board may amend or modify this Option without the Participant’s consent to the extent the Board determines that the amendment is necessary to comply with applicable provisions of state or federal securities laws or regulations.

14.	Integrated Agreement. This Option Agreement, the Plan, the Non-Disclosure Agreement and the Buy-Sell Agreement constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein and therein, and there are no other agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to the subject matter contained herein other than those as set forth or provided for herein and therein. To the extent contemplated herein and in the Plan, the provisions of this Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.

15.	Notices. All notices, requests, demands, payments, and other communications hereunder shall be deemed to have been duly given if in writing and sent by certified mail to the appropriate address indicated below the parties’ signatures to this Option Agreement or to such other address as may be given in a notice sent to all parties hereto.

16.	Waiver. The waiver of the Company or the Participant of any breach of a provision of this Option Agreement shall not operate or be construed as a waiver of any subsequent breach by the parties.

17.	Terms and Conditions of Plan. The terms and conditions included in the Plan are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Option Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

18.	Severability. If any provision of this Option Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Option Agreement or the Plan under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws or, if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Option Agreement or the Plan, it shall be stricken and the remainder of the Plan or the agreement shall remain in full force and effect.

19.	Counterparts. The Company and the Participant shall execute this Option Agreement in any number of counterparts, each one of which shall be deemed to be the original although the others shall not be produced.

20.	Applicable Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to any applicable conflicts of law.

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IN WITNESS WHEREOF, the Company and the Participant have caused this Option Agreement to be executed on the          day of             , 2005.

COMPANY:

BANDWIDTH.COM, INC.

By: David A. Morken, Esq.
Title: Chairman and President

Address:

4001 Weston Parkway
Suite 100
Cary, North Carolina 27513

PARTICIPANT:

Name:
Address:

__________________________

__________________________

__________________________

__________________________

The Participant represents that the Participant is familiar with the terms and provisions of this Option Agreement, the Plan, the Buy-Sell Agreement, the Non-Disclosure Agreement and such other agreements executed in connection with the award of this Option, and hereby accepts the Option subject to all of the terms and provisions hereof and of the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Company, as appropriate, made in good faith upon any questions arising under this Option Agreement or the Plan.

The undersigned hereby acknowledges receipt of a copy of the Plan.

Date:
Signature of Optionee

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EXHIBIT I

[Date]

Bandwidth.com, Inc

4001 Weston Parkway

Suite 100

Cary, NC 27513

Re: Exercise of Nonqualified Stock Option

Dear Madams/Sirs:

Pursuant to the terms and conditions of the Nonqualified Stock Option Agreement dated as of _______________, 2001 (the “Agreement”), between ________________ (“Optionee”) and Bandwidth.com, Inc. (the “Company”), Optionee hereby agrees to purchase _________ shares (the “Shares”) of the Class A Voting Common Stock of the Company and tender payment in full for such shares in accordance with the terms of the Agreement.

The Shares are being issued to Optionee in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”). In connection with such purchase, Optionee represents, warrants and agrees as follows:

1.	The Shares are being purchased for the Optionee’s own account and not for the account of any other person, with the intent of holding the Shares for investment and not with the intent of participating, directly or indirectly, in a distribution or resale of the Shares or any portion thereof.

2.	The Optionee is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon independent examination and judgment as to the prospects of the Company.

3.	The Optionee has had complete access to and the opportunity to review all material documents related to the business of the Company, has examined all such documents as the Optionee desired, is familiar with the business and affairs of the Company and realizes that any purchase of the Shares is a speculative investment and that any possible profit therefrom is uncertain.

4.	The Optionee has had the opportunity to ask questions of and receive answers from the Company and its executive officers and to obtain all information necessary for the Optionee to make an informed decision with respect to the investment in the Company represented by the Shares.

5.	The Optionee is able to bear the economic risk of any investment in the Shares, including the risk of a complete loss of the investment, and the Optionee acknowledges that he or she may need to continue to bear the economic risk of the investment in the Shares for an indefinite period.

6.	The Optionee understands and agrees that the Shares are being issued and sold to the Optionee without registration under any state or federal laws relating to the registration of securities, in reliance upon exemptions from registration under appropriate state and federal laws based in part upon the representations of the Optionee made herein.

7.	The Company is under no obligation to register the Shares or to comply with any exemption available for sale of the Shares by the Optionee without registration, and the Company is under no obligation to act in any manner so as to make Rule 144 promulgated under the 1933 Act available with respect to any sale of the Shares by the Optionee.

8.	The Optionee has not relied upon the Company or an employee or agent of the Company with respect to any tax consequences related to exercise of this Option or the disposition of the Shares. The Optionee assumes full responsibility for all such tax consequences and the filing of all tax returns and elections the Optionee may be required to or find desirable to file in connection therewith.

Very truly yours,

Print Name:

EXHIBIT II

BUY-SELL AGREEMENT

THIS BUY-SELL AGREEMENT (the “Agreement”) is made, entered into and effective as of the 9th day of March, 2007, by and among Bandwidth.com, Inc., a Delaware corporation (the “Company”), FT Bandwidth Ventures, LLC, an Illinois limited liability company (the “Stockholder”), Henry R. Kaestner (“Kaestner”) and David A. Morken (“Morken,” together with Kaestner, the “Founding Stockholders”).

RECITALS

WHEREAS, the Stockholder has acquired or may acquire shares of the Company’s Class A Voting Common Stock, $0.001 par value per share (the “Company Stock”); and

WHEREAS, execution of this Agreement is a condition to the issuance of shares of Company Stock to the Stockholder and that certain Stock Subscription Agreement of even date herewith between the Company and the Stockholder (the “Subscription Agreement”); and

WHEREAS, the Company and the Stockholder believe that it is in the best interests of the Company and the Stockholder to make provisions for the management and operation of the Company, the future disposition of shares of Company Stock and to restrict the transfer of shares of Company Stock in certain instances.

AGREEMENTS

In satisfaction of the foregoing recitals, and in consideration of the mutual agreements, covenants and conditions contained herein, and the issuance of shares of Company Stock to the Stockholder, the Company and the Stockholder agree as follows:

4. ARTICLE I

RESTRICTION ON THE TRANSFER OF SHARES

1.1 Restriction on Transfer. The Stockholder shall not transfer any shares of Company Stock held or owned by it except as may be permitted by, and in strict compliance with, the provisions of this Agreement. For purposes of this Agreement, the term “transfer” shall mean any voluntary or involuntary sale, assignment, pledge, encumbrance, gift or other transfer in any manner or by any means whatsoever (including, without limitation, by court order requiring transfer, by operation of law, by testamentary disposition, divorce, separation, equitable distribution or otherwise). Without limiting the effect of the foregoing prohibition against transfers, any party receiving shares of Company Stock from or through the Stockholder in compliance with the terms of this Agreement shall be bound by its terms and conditions to the same extent as the Stockholder. The Stockholder acknowledges and agrees that the restriction on the transfer of Company Stock stated in this Section 1.1 is reasonable because, among other things it: (a) protects the legitimate business purposes of the Company and the interests of all the stockholders; and (b) ensures that the Company will be able to control who may participate in the Company’s business.

Further, notwithstanding any provision herein to the contrary, no disposition of any shares of Company Stock is permitted, nor will any such purported disposition be recognized, unless each of the following conditions has first been satisfied to the satisfaction of the Company:

a. Delivery of prior written notice to the Company by the Stockholder or by the duly-appointed personal representative of the Stockholder of the details applicable to a proposed transfer, including (i) the number of shares involved; (ii) the identity, residency, legal status (e.g., individual, trust, corporation, partnership) of the person to whom the shares are proposed to be transferred, accompanied by documentation substantiating and governing such legal status and the terms and conditions applicable thereto; (iii) the circumstances, terms and conditions applicable to such proposed transfer, together with copies of all documents and agreements pertaining thereto; (iv) the proposed effective date of any proposed transfer; and (v) any other matter which the Company may reasonably require.

b. The receipt by the Company of a legal opinion, in form and substance acceptable to the Company, opining that the proposed transfer does not violate or breach applicable securities laws or other governmental regulations.

c. The receipt by the Company of a binding commitment in form reasonably acceptable to the Company of the proposed transferee agreeing to be bound by the terms of this Agreement, applicable governmental regulations and agreements and/or loan requirements affecting the Stockholder, the Company or shares of Company Stock, and assurance of compliance therewith.

d. The satisfaction of such other reasonable conditions as may be deemed by the Company to be necessary, advisable or appropriate.

1.2 Grant of Option to Purchase Shares at Certain Events. The Company shall have the option (but not the obligation) to purchase or arrange the purchase of the Stockholder’s shares of Company Stock upon the occurrence of any of the following events (“Option Events”):

a. The filing of a petition by the Stockholder for relief as debtor or bankrupt under the U.S. Bankruptcy Code or any similar federal or state law, or other reorganization, arrangement, insolvency, adjustment of debt or liquidation law affording debtor relief proceedings; or the commencement or consent to the filing of any such involuntary action thereunder against the Stockholder (which remains unstayed or effective for a period of sixty (60) days); or, if the Stockholder is a corporation, the assignment of the Stockholder’s shares or assets (or portion or interest thereof) for the benefit of creditors or the allowance of such shares (or portion or interest thereof) to become subject to any lien, encumbrance, attachment, garnishment, charging order or similar charge;

b. Any conviction of the Stockholder by a court of competent jurisdiction with respect to an act or omission by the Stockholder constituting a dishonest, immoral, fraudulent or illegal act or omission if such act or omission causes or is reasonably likely to cause the business or financial and/or tax status of the Company or the Company’s stockholders to suffer material economic damage; or any material breach by the Stockholder of this Agreement or any employment, non-competition, non-disclosure and/or intellectual property agreement or similar arrangement between the Company and the Stockholder, which breach is not substantially cured within sixty (60) days after written notice of the same is provided by the Company to the Stockholder; or any material breach or material default by the Stockholder under any note or other evidence of indebtedness owing to the Company with respect to the purchase of shares of Company Stock, which breach is not substantially cured within sixty (60) days after written notice of the same is provided by the Company to the Stockholder;

c. If applicable due to any subsequent transfer from or through the Stockholder in compliance with the terms of this Agreement, the transfer or attempted transfer to the Stockholder’s spouse pursuant to separation, divorce, equitable distribution or similar proceedings;

d. Any proposed transfer by the Stockholder of shares of Company Stock (or any portion thereof or interest therein) by acceptance of a written bona-fide, third-party offer of purchase, a copy of which shall be promptly provided to the Company, together with the information set forth above in Section 1.1(a)-(d);

e. If applicable due to any subsequent transfer from or through the Stockholder in compliance with the terms of this Agreement, the Stockholder’s death or mental disability, as determined by a court of competent jurisdiction;

f. Any other transfer or attempted transfer by the Stockholder of its shares of Company Stock (or any portion thereof or interest therein) in violation of this Agreement;

g. If applicable due to any subsequent transfer from or through the Stockholder in compliance with the terms of this Agreement, the Stockholder’s marriage (or remarriage) after the date hereof if the Stockholder’s spouse has not executed a counterpart to this Agreement prior to such marriage, agreeing to be bound by the terms hereof and an Acknowledgement and Consent in a form reasonably acceptable to the Company; or

h. The occurrence of any event with respect to the Stockholder or its Company Stock that would result in the violation of applicable governmental regulations or a loan agreement of the Company that the Stockholder is a party to which would have an adverse effect on the Company or its stockholders, unless any such occurrence is susceptible to cure and is cured within a period of time which will avoid such termination or violation.

1.3 Procedure Upon Occurrence of Option Event.

a. Upon the occurrence of any Option Event, the Company shall thereupon have the right to purchase (which right may be assigned by the Company in whole or in part to any other party; provided, however, the Company and the party which such right is assigned to shall be jointly and severally liable with respect to all obligations of the Company hereunder assigned to such party) all, or any portion, of the Stockholder’s shares of Company Stock. Notwithstanding the foregoing, before the Company may exercise its option pursuant to Section 1.2(c), if applicable due to any subsequent transfer from or through the Stockholder in compliance with the terms of this Agreement, the Stockholder may first elect to purchase his or her spouse’s interest in the Company Stock owned by the Stockholder on the same terms and conditions as would be applicable to the Company’s purchase of such Company Stock. If the Stockholder does not elect to so purchase the Company Stock within fifteen (15) days after his or her spouse’s (or former spouse’s) interest in the Company Stock is established by appropriate proceedings, the Company shall have the right to purchase such Company Stock pursuant to this Section 1.3. If the Company wishes to exercise the right to purchase, it must give written notice of its intent to exercise the right to the Stockholder or the Stockholder’s representative within one hundred twenty (120) days after receiving actual notice of the Option Event. The closing of the purchase and sale of shares pursuant to any option exercised by the Company hereunder shall occur on a date specified by the Company, but in no event later than one hundred twenty (120) days after the Company gives the notice required by this Section 1.3(a). The exercise by the Company of any right hereunder shall not result in a waiver of any other right or remedy which the Company or any other person may have against the Stockholder.

b. The per-share purchase price of any shares of Company Stock purchased under this Article I, and the terms of such sale, shall be as specified under Section 1.4 below.

c. In the event of a proposed transfer under Section 1.2(d) above, if all of the Stockholder’s shares of Company Stock are not purchased in accordance with the option set forth in Section 1.3(a) above, then the Stockholder may, subject and subordinate to satisfaction of the conditions enumerated in this Article I, convey such shares subject to such offer to the offering party strictly under the per-share purchase price and other terms of such offer; provided, however, that if such transaction is not closed within thirty (30) days after expiration of the Company’s right to exercise its options granted herein then all of the Stockholder’s shares of Company Stock shall again become subject to the terms and conditions of this Agreement.

1.4 Purchase Price and Terms.

a. Subject to the last sentence of this Section 1.4(a), upon the exercise of an option granted pursuant to this Article I, the purchase price for shares of Company Stock under this Article I shall be the “fair market value” of the shares as of the date of the Option Event as agreed upon by the Company and the Stockholder. If the Company and the Stockholder cannot reach agreement on the fair market value of the shares, the fair market value of the shares as of the date of the Option Event shall be determined within thirty (30) days of the Option Event by a duly-qualified accountant or appraiser mutually agreed upon by the Company and the Stockholder and the costs of such appraisal shall be borne equally by the Company and the Stockholder. In the event that either the Company or the Stockholder objects to the fair market value set forth in such appraisal for any reason and such party provides the other party with written notice of its objection to the same within thirty (30) days of its receipt of such appraisal, the fair market value of the shares as of the date of the Option Event shall be determined within ninety (90) days of the Option Event by a second duly-qualified accountant or appraiser mutually agreed upon by the Company and the Stockholder and the cost of such appraisal shall be borne entirely by the objecting party. In the event that two appraisals are obtained, the “fair market value” shall be equal to the average of the fair market value determinations of the two appraisers. In the event that the Company and the Stockholder fail to mutually agree upon a duly-qualified accountant or appraiser, such accountant or appraiser shall be selected by the American Arbitration Association. If the Option Event is pursuant to Section 1.2(d) pursuant to a bona fide, third-party offer to purchase the Stockholder’s Company Stock, the purchase price and payment terms will be those set forth in the bona fide, third-party offer. The purchase price as determined above shall be discounted by thirty percent (30%) in the event that the Option Event resulting in the purchase is described in Section 1.2(b) or (f) in recognition of the material detriment thereof to the Company and other stockholders, and the Stockholder acknowledges and agrees that such discount shall not constitute a penalty or liquidated damages or limit other remedies and recourse as may be available to the Company and other stockholders. The purchase price as determined above shall not reflect any discount for a minority interest or lack of marketability or any other similar discount, except as provided in the preceding sentence.

b. The Stockholder shall be required to transfer unencumbered title to the shares subject to purchase hereunder, other than those imposed by this Agreement. In consideration of the transfer of unencumbered title to the Stockholder’s shares of Company Stock, the purchaser shall pay the purchase price in cash at closing or, at the purchaser’s sole option, as follows: fifty percent (50%) at closing with the balance thereof amortized and paid on the first anniversary of closing. The deferred payment, if any, shall be evidenced by a promissory note executed by the purchaser and payable to the Stockholder, or its successor, which note shall bear interest at a rate equal to the minimum rate necessary to avoid the existence of “total unstated interest” or to ensure that there is “adequate stated interest” on the date of closing under the applicable provisions of the Internal Revenue Code (the “Code”).

1.5 Prohibition Against Pledge of Stock. The Stockholder shall not pledge, hypothecate or grant a security interest in all or any part of its shares of Company Stock other than pledges, hypothecations or security interests granted to the Company in connection with loans to purchase such shares of Company Stock.

1.6 Prohibited Transfers Void. Any purported transfer of shares of Company Stock held by the Stockholder which contravenes in any manner any provision of this Agreement shall be wholly null and void, the Company shall not register the transfer on the stock register of the Company and the shares in question shall remain fully subject to the terms of this Agreement.

1.7 Binding on Successors. This Article I shall bind and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and permitted assigns, including any transferees permitted under this Article I.

1.8 Consent by Transferee. In the event of any approved or properly executed transfer of shares of Company Stock owned by the Stockholder, there shall be filed with the Company a written consent by the transferee to be bound by all of the terms and provisions of this Agreement. If such consent is not so filed, the Company will not recognize such transfer for any purpose. The Stockholder and the transferee shall execute such further documents and take such further action as may be reasonably required by the Company to effectuate the transfer. Except as provided in Section 1.4(a) hereof, all costs and expenses (including reasonable attorneys’ fees) relating to the transfer of shares of Company Stock shall be borne by the Stockholder and the transferee.

1.9 Termination. The provisions of this Article I shall terminate on the closing of a “Qualified Public Offering.” For purposes of this Agreement, “Qualified Public Offering” shall mean an underwritten public offering of the Company’s equity securities registered under the Securities Act of 1933, as amended (the “Securities Act”), resulting in aggregate net proceeds to the Company (after deduction of underwriter commissions and offering expenses) equal to or exceeding $20,000,000.00.

1.10 Piggyback Registration Rights.

a. Registration Requirement. In the event that the Company at any time proposes or is required to register any of its Company Stock, New Securities or any other securities under the Securities Act (“Registrable Securities”), whether or not for sale for its own account, in a manner that would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, subject to the last sentence of this Section 1.10(a), it shall at each such time give prompt written notice (the “Piggyback Notice”) to the Stockholder of its intention to do so, which Piggyback Notice shall specify the number and class or classes (or type or types) of Registrable Securities to be registered. Upon the written request of the Stockholder made within fifteen (15) business days after receipt of the Piggyback Notice by the Stockholder (which request shall specify the number of Registrable Securities intended to be disposed of), the Company shall effect, in connection with the registration of such Registrable Securities, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Stockholder; provided, that in no event shall the

Company be required to register pursuant to this Section 1.10 any securities of a class or type other than the classes or types described in the Piggyback Notice. Notwithstanding anything to the contrary contained in this Section 1.10, the Company shall not be required to effect any registration of Registrable Securities under this Section 1.10 incidental to the registration of any of its securities on Forms S-4 or S-8 (or similar or successor form providing for the registration of securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans) or any other form that would not be available for registration of Registrable Securities.

b. Determination Not to Effect Registration. If at any time after giving such Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration the Company shall determine for any reason not to register the securities originally intended to be included in such registration, the Company may, at its election, give written notice of such determination to the Stockholder and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of securities originally intended to be included in such registration.

c. Cutbacks in Company Offering. If the registration referred to in the first sentence of Section 1.10(a) is to be an underwritten registration on behalf of the Company, and the lead underwriter or managing underwriter advises the Company in writing (with a copy to each person participating in such registration) that, in such firm’s good faith view, the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect upon the price, timing or distribution of the offering and sale of the Registrable Securities then contemplated, the Company shall include in such registration:

(i) first, all Registrable Securities the Company proposes to sell for its own account; and

(ii) second, Registrable Securities that are requested to be included in such registration pursuant to this Section 1.10 and the terms of any other registration rights agreement to which the Company is a party that can be sold without having the adverse effect referred to above, pro rata on the basis of the relative number of such Registrable Securities owned by the persons seeking such registration.

d. Expiration. Notwithstanding any other provision of this Agreement, the right of the Stockholder to participate in a registration pursuant to this Section 1.10 shall expire at such time as all Registrable Securities held by such Stockholder are eligible to be sold to the public pursuant to Rule 144 without limitation as a result of the volume restrictions set forth therein.

e. Expenses of Registration. All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to this Section 1.10, including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company, and the reasonable fees, not to exceed $5,000, of one firm of counsel to the Stockholder shall be borne by the Company.

ARTICLE II

INTENTIONALLY DELETED

ARTICLE III

BRING-ALONG RIGHTS; TAG-ALONG RIGHTS

3.1 Bring-Along Rights.

a. Notice. If stockholders (“Selling Stockholders”) holding more than fifty percent (50%) of the Company Stock propose to transfer all of their shares of Company Stock pursuant to a bona fide third-party offer from a person or entity that is not an Affiliate of any of the Selling Stockholders in a transaction (including, without limitation, a sale or merger) to be completed prior to the termination of this Agreement, a designee of such Selling Stockholders may elect to deliver to the Stockholder a notice (“Transfer Notice”): (a) stating that the Transfer Notice is being delivered pursuant to this Article III, (b) setting forth all of the terms and conditions of the transfer and (c) including a copy of the third party’s written offer and all agreements concerning the same. The Stockholder shall be required to offer in the proposed transfer the number of shares of Company Stock listed in the Transfer Notice. As used in this Agreement, “Affiliate” will mean any corporation or non-corporate entity which controls, is controlled by, or is under common control with a specified person or entity. A corporation or non-corporate entity, as applicable, will be regarded as in control of another corporation if it owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock of the other corporation or, in the absence of the ownership of at least fifty percent (50%) of the voting stock of a corporation or in the case of a non-corporate entity, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate entity, as applicable.

b. Bring-Along Transfer Rights. The Stockholder shall transfer all shares of Company Stock owned by it on the terms and subject to the conditions of the Transfer Notice (when and if the Selling Stockholders transfer their shares of Company Stock in accordance with the Transfer Notice) including the time of transfer, form of consideration and per-share transfer price, all of which shall be the same as the terms applicable to the transfer of the Selling Stockholders’ shares of Company Stock.

c. Procedures; Expenses. Upon receipt of a Transfer Notice pursuant to Section 3.1, the Stockholder shall promptly take all steps described in the Transfer Notice to effectuate the transfer of its shares of Company Stock listed in the Transfer Notice, including the furnishing of information customarily provided in connection with such a transfer and the execution of customary transfer documents, with customary representations and warranties regarding title to the securities and the absence of any liens or other encumbrances thereon, all of which shall be the same as the terms applicable to the transfer of the Selling Stockholders’ shares of Company Stock. All expenses of the transfer, if not paid by the proposed transferee, shall be borne and paid ratably by the Selling Stockholders and all other stockholders of the Company participating in such sale in accordance with their percentage ownership of the Company Stock being sold. Moreover, all indemnity obligations, if any, shall be shared among the Selling Stockholders and all other stockholders of the Company participating in such sale in accordance with their percentage ownership of the Company Stock being sold.

3.2 Tag-Along Rights.

a. Notice. If any Founding Stockholder or any Affiliate or Immediate Family Member of a Founding Stockholder (“Selling Founding Stockholder”) proposes to transfer any of its shares of Company Stock, New Securities or any other securities of the Company (“Tag Along Shares”) prior to the termination of this Agreement, such Selling Founding Stockholder shall deliver to the Stockholder in each such instance a notice (“Tag-Along Transfer Notice”): (a) stating that the Tag-Along Transfer Notice is being delivered pursuant to this Section 3.2, (b) setting forth all of the terms and conditions of the transfer and (c) including a copy of the third party’s written offer and all written agreements concerning the same.

b. Tag-Along Transfer Rights. The Stockholder shall have the right (the “Tag-Along Right”), but not the obligation, to require the transferee to purchase from the Stockholder, on the same terms and conditions offered to the Selling Founding Stockholder(s), up to that number of shares of Company Stock determined by multiplying the number of shares of Company Stock owned by the Stockholder times a fraction, the numerator of which is the number of shares of Tag Along Shares proposed to be transferred by the Selling Founding Stockholder(s) on a fully-converted basis and the denominator of which is the total number of Tag Along Shares owned by the Selling Founding Stockholder(s) on a fully-converted basis.

c. Procedures; Expenses. If the Stockholder desires to exercise its Tag-Along Right, it shall provide written notice to the Selling Founding Stockholder(s) within forty-five (45) days of its receipt of the Tag-Along Transfer Notice informing the Selling Founding Stockholder(s) of its election to exercise its Tag-Along Right and the number of shares of Company Stock the Stockholder desires to include in such sale. If the Stockholder elects to exercise its Tag-Along Right, the Stockholder shall promptly take all steps described in the Tag-Along Transfer Notice to effectuate the transfer of its shares of Company Stock listed in the Transfer Notice, including the furnishing of information customarily provided in connection with such a transfer and the execution of customary transfer documents, with customary representations and warranties regarding title to the securities and the absence of any liens or other encumbrances thereon. All expenses of the transfer, if not paid by the proposed transferee, shall be borne and paid ratably by the Selling Founding Stockholder(s) and all other stockholders of the Company participating in such transfer in accordance with their percentage ownership of Tag Along Shares being sold on a fully-converted basis. Moreover, all indemnity obligations, if any, shall be shared among the Selling Founding Stockholder(s) and all other stockholders of the Company participating in such sale in accordance with their percentage ownership of Tag Along Shares being sold on a fully-converted basis.

3.3 Expiration of Right. The provisions of this Article III shall expire on the closing of a Qualified Public Offering.

ARTICLE IV

VOTING AGREEMENT; RIGHT TO INFORMATION

4.1. Voting for Directors. The Stockholder agrees to vote for directors in accordance with this Agreement as follows. The Stockholder shall appear in person, or by proxy, at any annual or special meeting of stockholders of the Company for the purpose of obtaining a quorum and shall vote the shares of Company Stock owned by him, either in person or by proxy, at such meeting of stockholders called for the purpose of voting on the election of directors in a manner that will result in the election of David A. Morken and Henry R. Kaestner to the board of directors of the Company (the “Board”). The Stockholder shall vote in any solicitation of written consents consistently with the foregoing.

4.2. Right to Information. The Company shall provide the Stockholder with the following:

(i) unaudited quarterly financial statements of the Company, delivered within forty-five (45) days of the end of each quarter;

(ii) audited annual financial statements of the Company, delivered within one hundred twenty (120) days of the end of each fiscal year;

(iii) information reasonably necessary for the Stockholder to comply with tax reporting requirements, delivered within ninety (90) days of the end of each fiscal year; and

(iv) such other information relating to the financial condition, business prospects or corporate affairs of the Company as the Stockholder may from time to time reasonably request.

ARTICLE V

INTENTIONALLY DELETED

5. ARTICLE VI

6. MISCELLANEOUS

6.1. Effect of Issuance of Additional Stock. The parties hereto agree that all other capital stock of the Company now owned or hereafter acquired by the Stockholder is subject to the terms of this Agreement and the certificates evidencing such stock shall have endorsed thereon the endorsement provided for in Section 6.4 below. It is understood and intended by the parties that the shares subject to this Agreement shall include each and every share of stock of the Company of any class or series issued or reissued to the Stockholder under any circumstance, including but not limited to, by way of recapitalization, stock dividend, stock split, purchase or other change in corporate structure, and regardless of whether or not such shares contain the legends set forth in Section 6.4 below.

6.2 Acknowledgement of Spouse. If applicable due to any subsequent transfer from or through the Stockholder in compliance with the terms of this Agreement, the Stockholder agrees that the Stockholder shall have his or her spouse execute an Acknowledgement and Consent in a form reasonably acceptable to the Company. This obligation shall apply to existing spouses and to any future spouse of the Stockholder.

6.3 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina as applied to agreements among North Carolina residents made and to be performed entirely within the State of North Carolina.

6.4 Successors and Assigns; Legend. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto. All certificates or instruments representing shares of Company Stock held by or issued to the Stockholder, whether now outstanding or subsequently issued, shall be surrendered to the Company for endorsement or be endorsed by the Company prior to their issuance with legends, including the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE BLUE SKY OR SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION, OR AN EXEMPTION FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH ACT OR LAWS, OR UNLESS SUCH ACT OR LAWS DO NOT APPLY.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS CONTAINED IN AN AGREEMENT BETWEEN THE COMPANY, THE INITIAL HOLDER HEREOF AND HIS OR HER SPOUSE, IF ANY, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY. BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL OF THE PROVISIONS OF SAID AGREEMENT.

6.5 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.6 Severability. If any provision of this Agreement is determined by a court of appropriate jurisdiction to be invalid, illegal or unenforceable, it shall to the extent practicable be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.7 Equitable Relief. The Stockholder, the Founding Stockholders and the Company each acknowledge that a breach or violation of any of the terms, covenants or other obligations under this Agreement by the Stockholder, a Founding Stockholder or the Company, as the case may be, will result in immediate and irreparable harm to the Company, the Founding Stockholders or the Stockholder, as the case may be, in an amount which will be impossible to ascertain at the time of the breach or violation and that the award of monetary damages will not be adequate relief to the Company, the Founding Stockholders or the Stockholder, as the case may be. Therefore, the failure on the part of the Stockholder, the Founding Stockholders or the Company to perform all of the terms, covenants and obligations established by this Agreement shall give rise to a right to the Stockholder, the Founding Stockholders or the Company, as the case may be, to obtain enforcement of this Agreement in any state or federal court by a decree of specific performance or appropriate injunctive relief prohibiting the violation of the terms of this Agreement. This remedy shall be cumulative and in addition to any other remedy the Stockholder, the Founding Stockholders or the Company may have.

6.8 Amendment and Waiver. No changes, alterations, amendments, modifications, additions or qualifications to the terms of this Agreement shall be made or be binding unless made in writing and signed by the parties hereto.

6.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company, the Stockholder or the Founding Stockholders upon any breach, default or noncompliance of any other party hereto or any transferee under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company, the Stockholder or the Founding Stockholders of any breach, default or noncompliance under this Agreement or any waiver on the Company’s, the Stockholder’s or the Founding Stockholders’ part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, by law or otherwise afforded to the Company, the Founding Stockholders and the Stockholder, shall be cumulative and not alternative.

6.10 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or upon confirmed delivery by facsimile or telecopy, or on the fifth day (or the tenth day if to a party with a foreign address) following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed: (a) if to the Stockholder, at the Stockholder’s address as set forth on the signature page attached hereto, or at such other address as the Stockholder shall have furnished to the Company in writing and (b) if to the Company, the Founding Stockholders or the Selling Stockholders, at the Company’s principal office, or at such other address as the Company, the Founding Stockholders or the Selling Stockholders, as the case may be, shall have furnished to the Stockholder in writing.

6.11 Limitations Upon Company Obligations to Purchase. If the Company is purchasing any Company Stock hereunder and it cannot satisfy the conditions precedent to acquisition of its own shares under Delaware law, or is restricted from making such purchase under any agreement by which the Company is bound, the Company may purchase as many shares as it shall have legal capacity to purchase and the purchase right hereunder shall remain in effect as to any unpurchased shares. Any Company Stock which the Company is unable to purchase hereunder, because of the limitations stated in this section, shall be held by the owner thereof subject to the provisions of this Agreement without in any way relieving the owner thereof of the duty to sell or the Company’s duty to purchase as provided herein. The purchase price of such Company Stock shall not change because of the deferred payment or purchase.

6.12 Titles and Subtitles; Gender. The titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Throughout this Agreement, the masculine gender shall include the feminine and neuter (and vice versa) and the singular shall include the plural (and vice versa), whenever the context requires.

6.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This Agreement shall be binding upon all of the parties hereto notwithstanding that all parties may not have executed the same signature pages to this Agreement, and notwithstanding that the signature page to this Agreement as executed by a party hereto may not be identical to the signature page to this Agreement executed by certain other parties hereto.

6.14 Incorporation of Exhibits. All Exhibits and other documents attached to this Agreement (for purposes of this Section 6.14, “documents”) are hereby incorporated into this Agreement in full by reference as if set forth in this Agreement verbatim. Any reference to an Exhibit made in this Agreement shall mean and refer to the Exhibit attached to this Agreement which is labeled as such Exhibit. The term “Agreement” as used throughout this Agreement shall include, by definition, to the extent applicable, all documents attached hereto.

6.15 Independent Legal Counsel. The Stockholder expressly acknowledges that it has been advised of its individual right to obtain independent legal counsel with respect to this Agreement and the transactions contemplated hereby and that the law firm of Kilpatrick Stockton LLP has represented the Company in drafting this Agreement and has not represented the Stockholder individually. The Stockholder acknowledges that it has either retained independent legal counsel or has voluntarily waived its right to do so.

6.16 Subchapter S Provisions. (a) The Stockholder acknowledges that, prior to the closing of the transactions contemplated by the Subscription Agreement, the Company elected to have the Company treated for federal (and state) income tax purposes as an S corporation, which election will terminate upon the closing of the transactions contemplated by the Subscription Agreement.

6.17 Stockholder Will. Stockholder agrees to use its best effort to include in its will, if applicable due to any subsequent transfer from or through the Stockholder in compliance with the terms of this Agreement, a direction and authorization to comply with the provisions of this Agreement; provided, however, that the failure of Stockholder to so direct is executor shall not affect the validity or enforceability of this Agreement.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, each of the undersigned has hereby executed this Agreement under seal (the individual party adopting the word “SEAL” as its seal) as of the date first set forth above.

STOCKHOLDER:

(SEAL)
Signature

Print Name

Employer Identification Number

Address:

FOUNDING STOCKHOLDERS:

Henry R. Kaestner

David A. Morken

COMPANY:
ATTEST:	BANDWIDTH.COM, INC.

By:
(Asst.) Secretary		Name:
Title:
[Corporate Seal]

EXHIBIT B

Form of Incentive Stock Option Agreement

(See attached)

THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN (OR WILL BE) ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

BANDWIDTH.COM, INC. INCENTIVE STOCK OPTION AGREEMENT

Bandwidth.com, Inc. (the “Company”) hereby grants to the Participant named below an option (the “Option”) to purchase the Number of Option Shares specified below pursuant to the Bandwidth.com, Inc. 2001 Stock Option Plan, in the manner and subject to the provisions of this Option Agreement.

9.	Definitions:

(a)	“Code” shall mean the Internal Revenue Code of 1986, as amended (all citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

(b)	“Company” shall mean Bandwidth.com, Inc., a Delaware corporation, and any successor corporation thereto.

(c)	“Date of Option Grant” shall mean .

(d)	“Disability” shall mean disability within the meaning of Code Section 22(e)(3), as determined by the Board in its discretion.

(e)	“Exercise Date” shall mean the last business day of any calendar quarter or any other date as of which the Option may be exercised pursuant to Sections 5 or 7 of the Plan. The Company in its discretion and on a case by case basis may establish additional Exercise Dates.

(f)	“Exercise Price” shall mean per share as adjusted from time to time pursuant to Section 4(b) of the Plan.

(g)	“Number of Option Shares” shall mean shares of Class A Voting Common Stock of the Company (the “Class A Stock”) as adjusted from time to time pursuant to Section 4(b) of the Plan.

(h)	“Option Term Date” shall mean the date ten (10) years after the Date of Option Grant.

(i)	“Participant” shall mean .

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(j)	“Plan” shall mean the Bandwidth.com, Inc. 2001 Stock Option Plan.

Other capitalized terms used herein and without definition shall have the meanings ascribed to such terms in the Plan.

10.	Status of the Option. This Option is intended to be an incentive stock option as described in Code Section 422, but the Company does not represent or warrant that this Option qualifies as such. The Participant should consult with the Participant’s own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Code Section 422, including, but not limited to, holding period requirements.

11.	Exercise of the Option.

(a)	Right to Exercise. The Option shall vest and become exercisable as follows from and after , 200 (the “Commencement Date”) so long as the Participant’s employment with the Participating Company Group has not terminated for any reason prior to any applicable vesting date:

(i)	On the first anniversary of the Commencement Date, the Option will vest with respect to 33.33% of the Number of Option Shares, rounded to the next highest whole number of Number of Option Shares; and

(ii)	On the second anniversary of the Commencement Date, the Option will vest with respect to 33.33% of the Number of Option Shares, rounded to the next highest whole number of Number of Option Shares; and

(iii)	On the third anniversary of the Commencement Date, the Option will vest with respect to 33.34% of the Number of Option Shares, rounded to the next highest whole number of Number of Option Shares.

In addition, this Option shall become vested upon a Transfer of Control of the Company in accordance with (and subject to) Section 7 of the Plan. To the extent vested, the Option shall be exercisable from time to time until termination as provided in paragraph 5 below. The initial computation period in determining the Participant’s vesting under this Option Agreement shall be the first twelve consecutive month period of continuous service by the Participant measured from the date the Participant first became employed by a Participating Company.

Notwithstanding paragraph 2 above, if the aggregate Fair Market Value, determined as of the Date of Option Grant, of the stock with respect to which the Participant may exercise incentive stock options for the first time during any calendar year (under this Plan or under any other plan of the Participating Company Group), as determined in accordance with Code Section 422(d), shall exceed one hundred thousand dollars ($100,000), the Option shall be deemed a nonqualified stock option to the extent of such excess.

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(b)	Time and Method of Exercise. Subject to the provisions of the Plan and this Option Agreement, vested Options may be exercised on any Exercise Date by delivery to the Company of at least thirty (30) days’ prior written notice in the form of Exhibit I attached hereto. Such notice must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Participant’s investment intent with respect to such shares as may be required by the Company. The written notice must be signed by the Participant and delivered in person or by certified or registered mail, return receipt requested, to the President of the Company or other authorized representative of the Participating Company Group. Exercise of the Option shall be completed on the Exercise Date by the Participant’s full payment of the Exercise Price for the number of shares being purchased, in accordance with the provisions of paragraph 3(c) below. Upon receipt of such payment, the Company will thereafter deliver or cause to be delivered to the Participant at the office of the Company, a certificate or certificates for the number of shares with respect to which this Option is being exercised, registered in the name or names of the individual or individuals exercising this Option; provided, however, that if any law or regulation or order of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or the Participant to take any action in connection with the shares being purchased, the delivery of the certificate or certificates for such shares shall be delayed until such action has been taken.

(c)	Form of Payment of Option Price. On the Exercise Date, the Participant shall pay for the Class A Stock being purchased by delivering to the Company the full Exercise Price in cash or certified check payable to the order of the Company, or by such other method as may be permitted pursuant to Section 5(i) of the Plan.

(d)	Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

(e)	Certificate Registration. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Participant, or, if applicable, the heirs of the Participant.

(f)

Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal and state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933,

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as amended (the “1933 Act”), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option, or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the 1933 Act.

THE PARTICIPANT IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED.

As a condition to the exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation (or exemption therefrom) and to make any representation or warranty with respect thereto as may be requested by the Company.

(g)	Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

12.	Non-Transferability of the Option. The Option may be exercised during the Participant’s lifetime only by the Participant (except as otherwise provided in paragraph 6 below) and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

13.	Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date, (b) the last date for exercising the Option following termination of employment as described in paragraph 6 below, (c) termination of the Option by the Board on the effective date of a Transfer of Control; or (d) termination of the Option by the Board with the Participant’s consent.

14.	Termination of Employment.

(a)	Termination of the Option.

(i)	If the Participating Company Group terminates Participant’s employment other than for “Cause” (as defined below), the Option may be exercised by the Participant, to the extent unexercised and exercisable by the Participant on the date on which the Participant ceased to be an employee, within thirty (30) days after the date on which the Participant’s employment terminates (subject to earlier termination of the Option pursuant to paragraph 5 above).

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(ii)	If the Participant voluntarily terminates his or her employment with the Participating Company Group on account of retirement after attainment of age sixty-five (65), the Option may be exercised by the Participant, to the extent unexercised and exercisable by the Participant on the date on which the Participant ceased to be an employee, within three (3) months after the date on which the Participant’s employment terminates (subject to earlier termination of the Option pursuant to paragraph 5 above).

(iii)	If the Participant’s employment with the Participating Company Group is terminated because of the death or Disability of the Participant, the Option may be exercised by the Participant (or the Participant’s legal representative), to the extent unexercised and exercisable by the Participant on the date on which the Participant ceased to be an employee, at any time prior to the expiration of twelve (12) months from the date the Participant’s employment terminated (subject to earlier termination pursuant to paragraph 5 above). The Participant’s employment shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant voluntarily terminates his or her employment with the Participating Company Group on account of retirement after attainment of age sixty-five (65) or within thirty (30) days after the Participating Company Group terminates Participant’s employment other than for “Cause.”

(iv)	If the Participant’s employment with the Participating Company is terminated for “Cause” (as defined below), the Participant shall forfeit 100% of the Option granted pursuant to this Option Agreement, whether or not vested or exercisable.

“Cause” for termination of the Participant’s employment shall exist in the event of (A) any act or omission by the Participant constituting a dishonest, immoral, fraudulent or illegal act or omission (if such act or omission causes the business, financial and/or tax status of a Participating Company to suffer substantial damage or such status is threatened with substantial damage by reason thereof); (B) any breach by the Participant of any contract or agreement between the Participant and a Participating Company (including, without limitation, the Buy-Sell Agreement or the Non-Disclosure Agreement); (C) the Participant’s disloyalty or continuing failure or neglect to devote his full time, energy and attention to his job with a Participating Company, except at such times when the Participant is on approved vacation; (D) acts or omissions by the Participant which constitute misconduct or negligence against a Participating Company; (E) the Participant’s failure to satisfy employment duties to the reasonable satisfaction of the Board; (F) the conviction of the Participant for a crime involving moral turpitude; (G) the Participant’s use of illegal drugs or abuse of alcohol; or (H) the Participant’s violation of any material Company policies or procedures. This Option Agreement shall be interpreted such that the Option ceases to vest on the date on which the Participant ceases to be an employee of the Participating Company Group for any reason, notwithstanding any period after such cessation of employment during which the Option may remain exercisable as provided in this paragraph 6.

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(b)	Termination of Employment Defined. For purposes of this paragraph 6, the Participant’s employment shall be deemed to have terminated either upon an actual termination of employment or upon the Participant’s employer ceasing to be a Participating Company (unless the Participant immediately thereafter continues employment with another Participating Company).

(c)	Leave of Absence. For purposes hereof, the Participant’s employment with the Participating Company Group shall not be deemed to terminate when the Participant takes any bona fide military leave, sick leave, or other leave of absence approved by a Participating Company as long as the leave does not extend beyond ninety (90) days.

(d)	Directors, Consultants and Advisors. In the event a participant is a director, con- sultant or advisor but not an employee of a Participating Company at the time the Option is granted, termination of the Participant’s status as a director, consultant or advisor shall be deemed to be termination of the Participant’s employment.

15.	Purchase for Investment. This Option is granted on the condition that the purchase of shares of Class A Stock hereunder shall be for the account of the Participant for investment purposes and not with a view to the resale or distribution thereof, except that such condition shall be inoperative if the offering and sale of such shares of Class A Stock subject to this Option is registered under the 1933 Act, or if in the opinion of the Company’s counsel such shares of Class A Stock may be resold without registration. At the time of any exercise of the Option, the Participant (or other individual or individuals exercising this Option) will execute such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Participant’s (or other such individual’s) familiarity with restrictions on the resale of the shares of Class A Stock under applicable securities laws.

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16.	Additional Agreements.

(a)	Confidentiality and Noncompetition Agreement. As a condition to the grant of the Option, the Participant hereby agrees to execute and deliver concurrently with the execution of this Option Agreement a Non-Disclosure, Non-Competition and Intellectual Property Agreement (the “Non-Disclosure Agreement”) in the form of Exhibit II attached hereto (unless the Participant has previously executed and delivered such an agreement).

(b)	Buy-Sell Agreement. In connection with the exercise of this Option in whole or in part, the Participant (or other individuals exercising this Option) shall execute and deliver to the Company a Buy-Sell Agreement in the form of Exhibit III attached hereto (the “Buy-Sell Agreement”). The Company shall be under no obligation to honor the exercise of this Option unless and until the Participant has executed the Buy-Sell Agreement.

9.	Rights as a Stockholder or Employee.

(a)	No Rights as Stockholder. The Participant (or other individuals exercising this Option) shall have no rights as a stockholder with respect to the shares of Class A Stock subject to this Option until the exercise of the Option in accordance with this Option Agreement and the Plan.

(b)	No Right to Employment or Other Status. The grant of this Option shall not be construed as giving the Participant the right to continued employment or any other relationship with any Participating Company. The Participating Company Group expressly reserves the right at any time to dismiss or otherwise terminate its relationship with the Participant free from any liability or claim under this Option Agreement or the Plan.

10.

Notice of Sales Upon Disqualifying Disposition. The Participant (or other individuals exercising this Option) shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement, the Plan, and any applicable Buy-Sell Agreement or other agreement executed in connection with the grant or exercise of the Option. In addition, if any of the shares of Class A Stock acquired pursuant to the exercise of the Option are disposed of within one year from the date of exercise or within two years of the Date of Option Grant, the holder of the Class A Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require. Until such time as the Participant disposes of such shares in a manner consistent with the provisions of this Option Agreement, the Participant shall hold all shares acquired pursuant to the Option in the Participant’s name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of

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any such transfers. The obligation of the Participant to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence. Nothing in this paragraph 10 shall be deemed to authorize the Participant to dispose of or transfer any shares acquired pursuant to the Option.

11.	Legends. The Company may at any time place legends referencing affiliate status or any applicable federal or state securities law restrictions or applicable transfer or other restrictions under the Buy-Sell Agreement on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Participant in order to effectuate the provisions of this paragraph 11. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

(a)	THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

(b)	THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, RIGHTS OF FIRST REFUSAL AND OTHER RESTRICTIONS OR RIGHTS IN FAVOR OF THE COMPANY OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

(c)

THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE COMPANY TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE COMPANY IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON

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OR BEFORE THE REGISTERED HOLDER SHALL HAVE HELD ALL SHARES PURCHASED UNDER THE OPTION IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) FOR A PERIOD OF ONE YEAR FROM THE DATE OF EXERCISE OF THE OPTION OR TWO YEARS FROM THE DATE OF GRANT OF THE OPTION.

12.	Initial Public Offering. The Participant hereby agrees that in the event of an initial public offering of stock made by the Company, the Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty days from the effective date of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered under the 1933 Act.

13.	Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

14.	Amendment of Option. The Board may amend or modify this Option, including but not limited to, substituting therefor another Option of the same or a different type, changing the date of exercise, and converting the Option to a nonqualified stock option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant. Notwithstanding the foregoing, the Board may amend or modify this Option without the Participant’s consent to the extent the Board determines that the amendment is necessary to comply with applicable provisions of state or federal securities laws or regulations.

15.	Integrated Agreement. This Option Agreement, the Plan, the Non-Disclosure Agreement and the Buy-Sell Agreement constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein and therein, and there are no other agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to the subject matter contained herein other than those as set forth or provided for herein and therein. To the extent contemplated herein and in the Plan, the provisions of this Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.

16.	Notices. All notices, requests, demands, payments, and other communications hereunder shall be deemed to have been duly given if in writing and sent by certified mail to the appropriate address indicated below the parties’ signatures to this Option Agreement or to such other address as may be given in a notice sent to all parties hereto.

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17.	Waiver. The waiver of the Company or the Participant of any breach of a provision of this Option Agreement shall not operate or be construed as a waiver of any subsequent breach by the parties.

18.	Terms and Conditions of Plan. The terms and conditions included in the Plan are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Option Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

19.	Severability. If any provision of this Option Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Option Agreement or the Plan under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws or, if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Option Agreement or the Plan, it shall be stricken and the remainder of the Plan or the agreement shall remain in full force and effect.

20.	Counterparts. The Company and the Participant shall execute this Option Agreement in any number of counterparts, each one of which shall be deemed to be the original although the others shall not be produced.

21.	Applicable Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to any applicable conflicts of law.

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IN WITNESS WHEREOF, the Company and the Participant have caused this Option Agreement to be executed on the                    day of                    , 2007.

COMPANY:

BANDWIDTH.COM, INC.

By:
Title:
Address:

4001 Weston Parkway
Suite 100
Cary, North Carolina 27513

PARTICIPANT:

Name:
Address:

_______________________________________

_______________________________________

_______________________________________

_______________________________________

The Participant represents that the Participant is familiar with the terms and provisions of this Option Agreement, the Plan, the Buy-Sell Agreement, the Non-Disclosure Agreement and such other agreements executed in connection with the award of this Option, and hereby accepts the Option subject to all of the terms and provisions hereof and of the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Company, as appropriate, made in good faith upon any questions arising under this Option Agreement or the Plan.

The undersigned hereby acknowledges receipt of a copy of the Plan.

Date:
Signature of Optionee

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EXHIBIT I

[Date]

Bandwidth.com, Inc

4001 Weston Parkway

Suite 100

Cary, NC 27513

Re:	Exercise of Incentive Stock Option

Dear Madams/Sirs:

Pursuant to the terms and conditions of the Incentive Stock Option Agreement dated as of                    , 2006 (the “Agreement”), between                    (“Optionee”) and Bandwidth.com, Inc. (the “Company”), Optionee hereby agrees to purchase                    shares (the “Shares”) of the Class A Voting Common Stock of the Company and tender payment in full for such shares in accordance with the terms of the Agreement.

The Shares are being issued to Optionee in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”). In connection with such purchase, Optionee represents, warrants and agrees as follows:

1.	The Shares are being purchased for the Optionee’s own account and not for the account of any other person, with the intent of holding the Shares for investment and not with the intent of participating, directly or indirectly, in a distribution or resale of the Shares or any portion thereof.

2.	The Optionee is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon independent examination and judgment as to the prospects of the Company.

3.	The Optionee has had complete access to and the opportunity to review all material documents related to the business of the Company, has examined all such documents as the Optionee desired, is familiar with the business and affairs of the Company and realizes that any purchase of the Shares is a speculative investment and that any possible profit therefrom is uncertain.

4.	The Optionee has had the opportunity to ask questions of and receive answers from the Company and its executive officers and to obtain all information necessary for the Optionee to make an informed decision with respect to the investment in the Company represented by the Shares.

5.	The Optionee is able to bear the economic risk of any investment in the Shares, including the risk of a complete loss of the investment, and the Optionee acknowledges that he or she may need to continue to bear the economic risk of the investment in the Shares for an indefinite period.

6.	The Optionee understands and agrees that the Shares are being issued and sold to the Optionee without registration under any state or federal laws relating to the registration of securities, in reliance upon exemptions from registration under appropriate state and federal laws based in part upon the representations of the Optionee made herein.

7.	The Company is under no obligation to register the Shares or to comply with any exemption available for sale of the Shares by the Optionee without registration, and the Company is under no obligation to act in any manner so as to make Rule 144 promulgated under the 1933 Act available with respect to any sale of the Shares by the Optionee.

8.	The Optionee has not relied upon the Company or an employee or agent of the Company with respect to any tax consequences related to exercise of this Option or the disposition of the Shares. The Optionee assumes full responsibility for all such tax consequences and the filing of all tax returns and elections the Optionee may be required to or find desirable to file in connection therewith.

Very truly yours,

Print Name:

AMENDMENT TO BANDWIDTH.COM, INC.

2001 STOCK OPTION PLAN

THIS AMENDMENT TO BANDWIDTH.COM, INC. 2001 STOCK OPTION PLAN is made and entered into as of the                    day of July, 2008, by Bandwidth.com, Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company has previously established and adopted the Bandwidth.com, Inc. 2001 Stock Option Plan (the “Plan”); and

WHEREAS, pursuant to Section 8(g) of the Plan, the Board of Directors, pursuant to unanimous consent of the Board of Directors, dated as of the date hereof, hereby amend the Plan as described below.

NOW, THEREFORE, in consideration of the premises herein contained, the Company hereby amends the Plan as follows:

7. Section 5(f) of the Plan is hereby deleted in its entirety and the following is inserted in lieu thereof:

Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as are specified in this Plan and in the applicable Option Agreement; provided, however, that (i) unless otherwise specified in the applicable Option Agreement, no Option issued to a Participant who is a Participating Company employee shall be exercisable after the Participant voluntarily terminates his or her employment with the Participating Company Group, unless the Participant terminates employment on account of retirement after attainment of age sixty-five (65) or on account of Participant’s disability (within the meaning of Code Section 22(c)(3)); (ii) no Incentive Stock Option shall be exercisable after the expiration of ten years after the date such Incentive Stock Option is granted; (iii) no Incentive Stock Option granted to a Ten Percent Owner Participant shall be exercisable after the expiration of five years after the date such Incentive Stock Option is granted; (iv) unless otherwise specified in the applicable Option Agreement, no Option issued to a Participant who is a Participating Company employee shall be exercisable after the date the Participant’s employment with the Participating Company is terminated with cause (as defined in the applicable Option Agreement) but in no event shall such Option be exercisable after the expiration of ten years after the date such Option is granted; and (v) unless otherwise specified in the applicable Option Agreement, no Incentive Stock Option shall be exercisable after the expiration of three months after the date on which the Participant terminates employment with the Participating Company Group, unless the Participant’s employment with the Participating Company Group shall have terminated as a result of the Participant’s death or disability (within the meaning of Code Section 22(c)(3)), in which event the Option shall terminate, and cease to be exercisable no later than twelve months from the date on which the Participant’s employment terminated. For this purpose, a Participant’s employment shall be deemed to have terminated on account of death if the Participant dies within three months following the Participant’s termination of employment.

8. Section 5(g) of the Plan is hereby deleted in its entirety and the following is inserted in lieu thereof:

Vesting Schedule. Unless otherwise specified in the applicable Option Agreement, including, without limitation, the vesting of any unexercisable portion of an outstanding Option upon a Transfer of Control (as defined below), with respect to the each Option granted to an employee or director of the Company or a Participating Company under this Plan shall become vested and first exercisable by the Participant in accordance with the schedule set forth below:

Participant’s Years of Service	Percentage of Shares with Respect to which Option is Vested
1	20%
2	40%
3	60%
4	80%
5	100%

Unless otherwise provided in the applicable Option Agreement, an Option granted to a person other than an employee or director of the Company or a Participating Company under this Plan shall be fully vested when granted.

For vesting purposes, a “year of service” means a twelve consecutive month period of continuous service by a Participant as an employee or director of a Participating Company. The initial computation period in determining a Participant’s vesting percentage is the first twelve consecutive month period of continuous service by the Participant measured from the date the Option is granted, or from such other date specified in the applicable Option Agreement. Except as otherwise provided in the applicable Option Agreement, service prior to the Option grant date shall be disregarded. For vesting purposes, continuous service with the Company shall include a leave of absence that is approved by the Company as well as leave taken under the Family and Medical Leave Act of 1993.

9. Section 7 of the Plan is hereby deleted in its entirety and the following is inserted in lieu thereof:

Upon a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets or stock of the Company are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold at least a majority of the voting power of the surviving corporation) (a “Transfer of Control”), then any unexercisable portion of an outstanding Option shall become immediately exercisable as of a date prior to the Transfer of Control, which date shall be determined by the Board. The exercise of any Option that was permissible solely by reason of this Section 7 shall be conditioned upon the consummation of the Transfer of Control. The Board may further elect, in its sole discretion, to provide that any Options which become exercisable solely by reason of the Section 7 and which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control. Notwithstanding the foregoing, unless otherwise specified in the applicable Option Agreement, an outstanding Option shall not so accelerate if and to the extent (i) such Option is, in connection with a Transfer of Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option at the time of such Transfer of Control and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option or (iii) the acceleration of such Option is subject to other limitations imposed by the Board at the time of the grant of the Option. The determination of option comparability under clause (i) shall be made by the Board, and its determination shall be final, binding and conclusive.

The Board may grant Options under the Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of a Participating Company as a result of a merger or consolidation of the employing corporation with the Participating Company or the acquisition by the Participating Company of property or stock of the employing corporation. The substitute Options shall be granted on such terms and conditions as the Board considers appropriate under the circumstances.

10. This Amendment does not supersede the terms and conditions of the Plan, except to the extent expressly described herein.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer, all as of the day and year first above written.

BANDWIDTH.COM, INC.

By:
Henry A. Kaestner, Chief Executive Officer

AMENDMENT TO BANDWIDTH.COM, inc.

STOCK OPTION PLAN

THIS AMENDMENT is made and entered into this 22nd day of January, 2010, by Bandwidth.com, Inc., a Delaware corporation (the “Corporation”).

W I T N E S S E T H:

WHEREAS, the Corporation has previously established and adopted the Bandwidth.com, Inc. 2001 Stock Option Plan (the “Plan”); and

WHEREAS, pursuant to Section 3(a) of the Plan, the Board of Directors may amend the Plan to increase the number of shares of common stock of the Corporation available for issuance pursuant to awards granted under the Plan.

NOW, THEREFORE, in consideration of the premises herein contained, the Corporation hereby amends the Plan as follows:

11. The first sentence of Section 4(a) of the Plan is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Subject to adjustment under Section 4(b), Options may be granted under the Plan for up to a maximum of Eight Hundred Thousand (800,000) shares of the Company’s Class A Voting Common Stock, $0.001 par value per share (the “Class A Stock”). ”

12. This Amendment does not supersede the terms and conditions of the Plan, except to the extent expressly described herein.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by its duly authorized officer, all as of the day and year first above written.

BANDWIDTH.COM, INC.

By:
David A. Morken, Chief Executive Officer